ASSIGNMENT AND ASSUMPTION OF CONTRACT OF PURCHASE AND SALE

For good and valuable consideration received, GRUBB & ELLIS EQUITY ADVISORS, LLC, a Delaware limited liability company (“Assignor”), hereby transfers, sets over and assigns to G&E HC REIT II Muskogee LTACH, LLC, a Delaware limited liability company (“Assignee”), all of Assignor’s right, title and interest in, to and under that certain Contract of Purchase and Sale between Assignor and MUSKOGEE LTACH, LLC, a North Carolina limited liability company (“Seller”), dated April 16, 2010, as amended May 17, 2010 by that certain First Amendment to Contract of Purchase and Sale (collectively the “Agreement”) copies of which are attached hereto as Exhibit “A”, for certain property located in the City of Muskogee, Muskogee County, Oklahoma, and more particularly described in the Agreement. Assignee hereby accepts this assignment of the Agreement. Assignee hereby assumes Assignor’s obligations under the Agreement occurring after the date hereof. The undersigned parties hereby ratify and confirm the Agreement, as amended, in all respects.

IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of the 27day of May, 2010.

ASSIGNOR:

GRUBB & ELLIS EQUITY ADVISORS, LLC
a Delaware limited liability company

By: Michael Rispoli
Name: Michael Rispoli
Title: Chief Financial Officer

ASSIGNEE:

G&E HC REIT II Muskogee LTACH, LLC,

a Delaware limited liability company

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
A Delaware limited partnership, its member

By: Grubb & Ellis Healthcare REIT II, Inc.,

A Maryland corporation, its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Chief Financial Officer